                                                                    Exhibit 10.1


--------------------------------------------------------------------------------


                                WARRANT AGREEMENT


                                     between


                            RSL COMMUNICATIONS, LTD.


                                       and


                            THE CHASE MANHATTAN BANK,

                                as Warrant Agent


                           Dated as of October 3, 1996


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page
                                    ARTICLE I

                              CERTAIN DEFINITIONS ............................ 2

                                   ARTICLE II

                           ORIGINAL ISSUE OF WARRANTS

       Section 2.1.     Form of Warrant Certificates ......................... 5
       Section 2.2.     Restrictive Legends .................................. 6
       Section 2.3.     Execution and Delivery of Warrant Certificates ....... 9
       Section 2.4.     Certificated Warrants ................................10

                                   ARTICLE III

                     EXERCISE PRICE AND EXERCISE OF WARRANTS

       Section 3.1.     Exercise Price .......................................10
       Section 3.2.     Exercise; Restrictions on Exercise ...................10
       Section 3.3.     Method of Exercise; Payment of Exercise Price ........10

                                   ARTICLE IV

                                   ADJUSTMENTS

       Section 4.1.     Adjustments ..........................................12
       Section 4.2.     Notice of Adjustment .................................19
       Section 4.3.     Statement on Warrants ................................19
       Section 4.4.     Notice of Consolidation, Merger, Etc. ................19
       Section 4.5.     Fractional Interests .................................20
       Section 4.6.     When Issuance or Payment May be Deferred .............20

                                    ARTICLE V

                          DECREASE IN EXERCISE PRICE .........................20

                                   ARTICLE VI

                              LOSS OR MUTILATION .............................21

                                   ARTICLE VII

                          RESERVATION AND AUTHORIZATION
                                OF CLASS A SHARES ............................21


                                  ARTICLE VIII

                WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

       Section 8.1.     Transfer and Exchange ................................22
       Section 8.2.     Book-Entry Provisions for the Global Warrants ........23
       Section 8.3.     Special Transfer Provisions ..........................24
       Section 8.4.     Surrender of Warrant Certificates ....................27

                                   ARTICLE IX

                                 WARRANT HOLDERS

       Section 9.1. Warrant Holder Deemed Not a Shareholder ..................28
       Section 9.2. Right of Action ..........................................28

                                    ARTICLE X

                                THE WARRANT AGENT

       Section 10.1.    Duties and Liabilities ...............................28
       Section 10.2.    Right to Consult Counsel .............................30
       Section 10.3.    Compensation; Indemnification ........................30
       Section 10.4.    No Restrictions on Actions ...........................30
       Section 10.5.    Discharge or Removal; Replacement Warrant Agent ......30
       Section 10.6.    Successor Warrant Agent ..............................31

                                   ARTICLE XI

                                  MISCELLANEOUS

       Section 11.1.       Monies Deposited with the Warrant Agent ...........32
       Section 11.2.       Payment of Taxes ..................................32
       Section 11.3.       No Merger, Consolidation or Sale of Assets of
                           the Company .......................................32
       Section 11.4.       Reports to Holders ................................33
       Section 11.5.       Notices; Payment ..................................33

       Section 11.6.       Agent for Service; Submission to Jurisdiction;
                           Waiver of Immunities; Governing Law ...............34
       Section 11.7.       Binding Effect ....................................34
       Section 11.8.       Counterparts ......................................35
       Section 11.9.       Amendments ........................................35
       Section 11.10.      Headings ..........................................35
       Section 11.11.      Class A Shares Legend .............................35
       Section 11.12.      Third Party Beneficiaries .........................37
       Section 11.13.      Termination .......................................37

EXHIBIT A    FORM OF WARRANT CERTIFICATE

EXHIBIT B    FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERS
             PURSUANT TO REGULATION S

EXHIBIT C-1  FORM OF CERTIFICATE TO BE DELIVERED BY TRANSFEROR IN CONNECTION
             WITH TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS

EXHIBIT C-2  FORM OF CERTIFICATE TO BE DELIVERED BY TRANSFEREES IN CONNECTION
             WITH TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS

SCHEDULE     LIST OF FINANCIAL EXPERTS

                                WARRANT AGREEMENT

            WARRANT AGREEMENT, dated as of October 3, 1996 (this "Agreement"), between RSL COMMUNICATIONS, LTD., a Bermuda corporation (the "Company"), and THE CHASE MANHATTAN BANK, as warrant agent (the "Warrant Agent").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the terms of a Placement Agreement dated as of September 30, 1996 (the "Placement Agreement"), among the Company, RSL Communications PLC, a United Kingdom corporation and wholly-owned subsidiary of the Company (the "Note Issuer"), and Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as manager (the "Manager"), for itself and the other placement agents named therein (collectively with the Manager, the "Placement Agents"), the Company has agreed to issue and sell to the Placement Agents an aggregate of 300,000 warrants (each, a "Warrant"), each Warrant initially entitling the holder thereof to purchase 1.815 shares of Class A Common Stock (as defined below) of the Company at an exercise price of $.01 per Class A Share (as defined below) as part of 300,000 units (the "Units"), each Unit consisting of $1,000 principal amount of Senior Notes Due 2006 of the Note Issuer (each a "Note" and collectively, the "Notes") to be issued pursuant to the provisions of an Indenture, dated as of the date hereof, among the Note Issuer, the Company, as guarantor, and The Chase Manhattan Bank, as trustee, and one Warrant;

            WHEREAS, the Note and the Warrant included in each Unit will become separately transferable at the close of business upon the earliest to occur of
(i) the date that is 180 days after the Closing Date (as defined below), (ii) the commencement of an exchange offer with respect to the Notes undertaken pursuant to the Notes Registration Rights Agreement (as defined below) or (iii) the effectiveness of a shelf registration statement with respect to resales of the Notes (the "Separation Date"); and

            WHEREAS, the Company desires to engage the Warrant Agent to act on the Company's behalf, and the Warrant Agent desires to act on behalf of the Company, in connection with the issuance of the Warrant Certificates (as defined below) and the other matters as provided herein, including, without limitation, for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the record holders thereof (together with the holders of shares of Class A Common Stock (or other securities) received upon exercise thereof, the "Holders").

            NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements contained herein and in the Placement Agreement, the Company and the Warrant Agent hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

            "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agent Members" has the meaning specified in Section 8.2 hereof.

            "Auditors" means, at any time, the independent auditors of the Company at such time.

            "Board" means the board of directors of the Company from time to time.

            "Business Day" means a day (other than a Saturday or Sunday) on which DTC, Euroclear, Cedel and banks in New York are open for business.

            "Certificated Warrants" has the meaning specified in Section 2.1 hereof.

            "Class A Common Stock" means the Class A common shares, par value $.O1 per share, of the Company.

            "Class A Shares" means the shares of the Class A Common Stock of the Company.

            "Closing Date" means the date hereof.

            "Commission" means the United States Securities and Exchange Commission.

            "Company" has the meaning specified in the preamble to this Agreement.

            "Current Market Value" has the meaning specified in Section 4.1(f) hereof.

            "Depositary" means The Depository Trust Company, its nominees and their respective successors.

            "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

            "Exercise Price" has the meaning specified in Section 3.1 hereof.

            "Expiration Date" means October 3, 2006.

            "Financial Expert" means one of the Persons listed in Schedule I hereto.

            "Global Warrants" has the meaning specified in Section 2.1 hereof.

            "Holders" has the meaning specified in the recitals to this Agreement.

            "IAI Global Warrant" has the meaning specified in Section 2.1 hereof.

            "Independent Financial Expert" means a Financial Expert that does not (or whose directors, executive officers or 5% stockholders do not) have a direct or indirect financial interest in the Company or any of its subsidiaries, which has not been for at least five years, and, at the time it is called upon to give independent financial advice to the Company is not (and none of its directors, executive officers or 5% stockholders is) a promoter, director, or officer of the Company or any of its subsidiaries. The Independent Financial Expert may be compensated and indemnified by the Company for opinions or services it provides as an Independent Financial Expert.

            "Institutional Accredited Investor" shall mean an institution that is an "accredited investor" as that term is defined in Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act.

            "Non-U.S. Person" means a person who is not a U.S. person as defined in Rule 902 of Regulation S.

            "Note Issuer" has the meaning specified in the recitals to this Agreement.

            "Notes" has the meaning specified in the recitals to this Agreement.

            "Notes Registration Rights Agreement" means the Registration Rights Agreement with respect to the Notes dated as of the date hereof between the Note Issuer and Morgan Stanley, as Manager, and the other Placement Agents named in the Placement Agreement.

            "Officer" means, with respect to the Company, (i) the Chairman of the Board, the Chief Executive Officer or any other Director of the Company or
(ii) the Treasurer or any Assistant Treasurer, the Company's Secretary or any Assistant Secretary of the Company.

            "Officers' Certificate" means a certificate signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause
(ii) of the definition thereof; provided, however, that any such certificate may be signed by any two of the Officers listed in clause (i) of the definition thereof in lieu of being signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause (ii) of the definition thereof.

            "Offshore Certificated Warrants" has the meaning specified in
Section 2.1 hereof.

            "Opinion of Counsel" means a written opinion signed by legal counsel who may be an employee of or counsel to the Company.

            "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Placement Agreement" has the meaning specified in the recitals to this Agreement.

            "Private Placement Legend" means the legend set forth on the Warrant Certificates in the form set forth in Section 2.2(a) hereof.

            "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

            "Registration Statement" has the meaning specified in Section 2 of the Warrant Registration Rights Agreement.

            "Regulation S" means Regulation S under the Securities Act.

            "Regulation S Global Warrant" has the meaning specified in Section
2.1 hereof.

            "Restricted Global Warrant" has the meaning specified in Section 2.1 hereof.

            "Right" has the meaning specified in Section 4.1(c) hereof.

            "Rule 144A" means Rule 144A under the Securities Act.

            "Securities Act" means the United States Securities Act of 1933, as amended.

            "Separation Date" has the meaning specified in the recitals to this Agreement.

            "Spread" means, with respect to any Warrant, the Current Market Value of the Class A Shares subject to such Warrant, less the Exercise Price of such Warrant, in each case as adjusted as provided herein.

            "Subscription Form" means the form on the reverse side of the Warrant Certificate substantially in the form of Exhibit A hereto.

            "U.S. Certificated Warrants" has the meaning specified in Section
2.1 hereof.

            "Underlying Securities" shall mean the Class A Shares issuable upon exercise of the Warrants.

            "Units" has the meaning specified in the recitals to this Agreement.

            "Value Report" has the meaning specified in Section 4.1(k) hereof.

            "Warrant" has the meaning specified in the recitals to this Agreement.

            "Warrant Agent" has the meaning specified in the preamble to this Agreement.

            "Warrant Certificates" has the meaning specified in Section 2.1 hereof.

            "Warrant Registration Rights Agreement" means the Warrant Registration Rights Agreement, dated as of October 3, 1996, between the Company and the Warrant Agent.

                                   ARTICLE II

                           ORIGINAL ISSUE OF WARRANTS

            Section 2.1. Form of Warrant Certificates. Certificates representing the Warrants (the "Warrant Certificates") shall be substantially in the form attached hereto as Exhibit A, shall be dated the date on which countersigned by the Warrant Agent and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage.

            Warrants offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A (the "Restricted Global Warrant"), deposited with the Warrant Agent, as custodian for the Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. The aggregate number of Warrants represented by the Restricted Global Warrant may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for the Depositary, or its nominee, as provided in Section 2.4 and Section 8.3 hereof.

            Warrants offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A (the "Regulation S Global Warrant"), deposited with the Warrant Agent, as custodian for the Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. The aggregate number of Warrants represented by the Regulation S Global Warrants may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for the Depositary, or its nominee, as provided in Section 2.4 and Section 8.3 hereof.

            Warrants offered and sold to Institutional Accredited Investors shall be issued initially in the form of one or more permanent global Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A (the "IAI Global Warrant"), deposited with the Warrant Agent, as custodian for the Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. The aggregate number of Warrants represented by the IAI Global Warrant may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for the Depositary, or its nominee, as provided in Section 2.4 and Section 8.3 hereof.

            Warrants issued in exchange for interests in the Restricted Global Warrant or the IAI Global Warrant pursuant to Sections 2.4 and 8.2(b) are referred to herein as the "U.S. Certificated Warrants". Warrants issued pursuant to Sections 2.4 and 8.2(b) in exchange for interests in the Regulation S Global Warrants are referred to herein as the "Offshore Certificated Warrants". The U.S. Certificated Warrants and the Offshore Certificated Warrants are sometimes collectively herein referred to as the "Certificated Warrants". The Restricted Global Warrant, the Regulation S Global Warrant and the IAI Global Warrant are sometimes herein collectively referred to as the "Global Warrants."

            The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the officers executing such Warrant Certificates, as evidenced by their execution of such Warrant Certificates.

            Section 2.2. Restrictive Legends. (a) The Warrant Certificates shall bear the following legend on the face thereof:

      THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND, AS OF THE DATE THIS WARRANT CERTIFICATE WAS ORIGINALLY ISSUED, THE CLASS A COMMON SHARES ISSUABLE

      UPON THE EXERCISE OF SUCH WARRANTS HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS WARRANT FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS WARRANT IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
      (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS WARRANT, RESELL OR OTHERWISE TRANSFER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE EXCEPT (A) TO RSL COMMUNICATIONS, LTD. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS WARRANT (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT) AND AN OPINION OF COUNSEL ACCEPTABLE TO RSL COMMUNICATIONS, LTD. AND ITS COUNSEL THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE ARE TRANSFERRED

      A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS WARRANT CERTIFICATE TO THE WARRANT AGENT. EACH INSTITUTIONAL ACCREDITED INVESTOR THAT IS NOT A QIB WILL BE REQUIRED TO EFFECT ANY TRANSFER OF THIS WARRANT (OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT) THROUGH ONE OF MORGAN STANLEY & CO. INCORPORATED, BEAR, STEARNS & CO. INC. AND DILLON, READ & CO. INC. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

            (b) Each Global Warrant shall also bear the following legend on the face thereof:

      UNLESS THIS WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO RSL COMMUNICATIONS, LTD. OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF

      THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE VIII OF THE WARRANT AGREEMENT.

            (c) Each Warrant Certificate issued prior to the Separation Date shall bear the following legend on the face thereof:

      THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT OF 12 1/4% SENIOR NOTES DUE 2006 OF RSL COMMUNICATIONS PLC (THE "NOTES") AND ONE WARRANT INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 1.815 CLASS A COMMON SHARES, PAR VALUE $.O1 PER SHARE, OF RSL COMMUNICATIONS PLC. PRIOR TO THE CLOSE OF BUSINESS UPON THE EARLIEST TO OCCUR OF (i) APRIL 3, 1997, (ii) THE COMMENCEMENT OF AN EXCHANGE OFFER WITH RESPECT TO THE NOTES AND (iii) THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES.

            Section 2.3. Execution and Delivery of Warrant Certificates. Warrant Certificates evidencing Warrants to purchase initially an aggregate of up to 544,500 Class A Shares may be executed, on or after the date of this Agreement, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the order and at the written direction of the Company signed by its Chief Executive Officer or other duly authorized executive officer to the purchasers thereof on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2.3 or by Section 3.3, Article VI or Article VIII hereof.

            The Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer or other duly authorized executive director of the Company either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by manual or facsimile signature of the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer or director of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer or director of the Company before countersignature by the Warrant Agent and the issuance and delivery thereof, such Warrant Certificates may nevertheless be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer or director of the Company.

            Section 2.4. Certificated Warrants. Beneficial owners of interests in a Global Warrant may receive Certificated Warrants (which, except as set forth in Section 8.3(e) shall bear the Private Placement Legend) in accordance with the procedures of the Warrant Agent and the Depositary. In connection with the execution and delivery of such Certificated Warrants, the Warrant Agent shall reflect on its books and record a decrease in the number of Warrants represented by the relevant Global Warrant equal to the number of such Certificated Warrants and the Company shall execute and the Warrant Agent shall countersign and deliver to said beneficial owners one or more Certificated Warrants in an equal aggregate number.

                                   ARTICLE III

                     EXERCISE PRICE AND EXERCISE OF WARRANTS

            Section 3.1. Exercise; Price. Each Warrant Certificate shall, when countersigned by the Warrant Agent, initially entitle the Holder thereof, subject to the provisions of this Agreement, to purchase the number of Class A Shares indicated thereon at a purchase price (the "Exercise Price") of $.01 per Class A Share, subject to adjustment as provided in Section 4.1 and Article V hereof.

            Section 3.2. Exercise; Restrictions on Exercise. At any time after October 3, 1997 and on or before the Expiration Date, outstanding Warrants may be exercised on any Business Day by the Holders thereof; provided, however, that Warrants may not be exercised at any time during which the availability of the Warrant Shelf Registration Statement (as defined in the Warrant Registration Rights Agreement) is suspended pursuant to Section 4 of the Warrant Registration Rights Agreement or such other time as prohibited by law. Any Warrants not exercised by 5:00 p.m. (New York City time) on the Expiration Date shall expire and all rights of the Holders of such Warrants shall terminate.

            Section 3.3. Method of Exercise; Payment of Exercise Price. (a) In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof must surrender for exercise the Warrant Certificate to the Warrant Agent at its corporate trust office address set forth in Section 11.5 hereof, with the Subscription Form set forth on the reverse of the Warrant Certificate duly executed, together with payment in full of the Exercise Price then in effect for each Class A Share issuable upon exercise of the Warrants as to which a Warrant is exercised; such payment may be made by wire transfer or by certified or official bank or bank cashier's check payable to the order of the Company and shall be made to the Warrant Agent at its corporate trust office address set forth in Section 11.5 hereof prior to the close of business on the date the Warrant Certificate are surrendered to the Warrant Agent for exercise. Notwithstanding the foregoing, the Exercise Price may be paid by surrendering additional Warrants to the Warrant Agent having an aggregate Spread equal to the aggregate Exercise Price of the Warrants being exercised. All payments received upon exercise of

Warrants shall be delivered to the Company by the Warrant Agent as instructed in writing by the Company. If less than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons entitled to receive the same. Upon the exercise of any Warrants following the surrender of a Warrant Certificate in conformity with the foregoing provisions, the Warrant Agent shall instruct the Company to transfer promptly to the Holder or, upon the written order of the Holder of such Warrant Certificate, appropriate evidence of ownership of any Class A Shares to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and to deliver such evidence of ownership to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 4.5 hereof; provided that the Holder of such Warrant shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants or the issuance of such Class A Shares other than to the Holder of such Warrants. Upon the exercise of a Warrant or Warrants, the Warrant Agent is hereby authorized and directed to requisition from any transfer agent of the Class A Shares (and all such transfer agents are hereby irrevocably authorized to comply with all such requests) certificates (bearing the legend set forth in Section 11.11 hereof, if applicable, unless a Registration Statement relating to such Class A Shares shall then be in effect or the Company and the Holder exercising such Warrant or Warrants otherwise agree) for the necessary number of Class A Shares to which said Holder may be entitled. The Company shall enter, or shall cause any transfer agent of the Class A Shares to enter, the name of the Person entitled to receive the Class A Shares upon exercise of the Warrants into the Company's register of shareholders within 14 calendar days of such exercise. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender for exercise, as provided above, of the Warrant Certificate representing such Warrant and, for all purposes under this Agreement, the Person entitled to receive any Class A Shares deliverable upon such exercise shall, as between such Person and the Company, be deemed to be the Holder of such Class A Shares of record as of the close of business on such date and shall be entitled to receive, and the Warrant Agent shall deliver to such Person, any Class A Shares to which such Person would have been entitled had such Person been the registered holder on such date.

            (b) In addition to the requirements of paragraph (a) above, in connection with any exercise of Warrants represented by Offshore Certificated Warrants or the Regulation S Global Warrants, the Holder thereof shall be required to provide to the Warrant Agent (i) (x) written certification substantially in the form of Exhibit B hereto that it is a Non-U.S. Person and the Warrant is not being exercised on behalf of a U.S. person within the meaning of Rule 902 of Regulation S or (y) a written opinion of counsel reasonably satisfactory to the Company and its counsel to the effect that the Warrant and the Class A Shares issuable upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder and (ii) if an opinion is not being furnished, written certification that the Holder exercising the Warrant is located outside the United States at the time of the exercise thereof.

                                   ARTICLE IV

                                   ADJUSTMENTS

            Section 4.1. Adjustments. The Exercise Price and the number of Class A Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

            (a) Divisions: Consolidations: Reclassifications. In case the Company shall, on or before the Expiration Date, (i) issue any Class A Shares in payment of a dividend or other distribution with respect to its Class A Shares,
(ii) subdivide its issued and outstanding Class A Shares, (iii) consolidate its issued and outstanding Class A Shares into a smaller number of shares, or (iv) reclassify or convert the Class A Shares (other than a reclassification in connection with a merger, consolidation or other business combination which will be governed by Section 4.1(j)), then the number of Class A Shares purchasable upon exercise of each Warrant immediately prior to the record date for such issue or distribution or the effective date of such subdivision, consolidation or reclassification shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of Class A Shares which such Holder would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            (b) Rights; Options; Warrants. In case the Company shall issue rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 4.1(a)) to all holders of its Class A Shares, entitling them to subscribe for or purchase Class A Shares at a price per share which is lower (at the record date for such issuance) than the then Current Market Value per Class A Share, then the Company shall ensure that at the same time, the same or a like offer or invitation is made to the Holders of the Warrants as if their Warrants had been exercised on the day immediately preceding the record date of such offer or invitation on the terms (subject to any adjustment pursuant to Section 4.1(a) for a prior event) on which such Warrants could have been exercised on such date; provided that if the Board so resolves, the Company shall not be required to ensure that the same offer or invitation is made to the Holders of the Warrants, but the number of Class A Shares thereafter purchasable upon the exercise of each Warrant shall instead be adjusted and shall be determined by multiplying the number of Class A Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the sum of (i) the number of Class A Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (ii) the number of additional Class A Shares offered for subscription or purchase, and the denominator of which shall be the sum of (x) the number of Class A Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus
(y) the number of shares which the aggregate offering price of the total number of such rights, options, warrants or convertible or exchangeable securities so offered would purchase at the then Current Market Value per Class A Share. Except as otherwise provided above, such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

            (c) Issuance of Class A Shares at Lower Values. In case the Company shall sell and issue any Class A Share or Right (as defined below) (excluding
(i) any Right issued in any of the transactions described in Section 4.1(a) or
(b) above, (ii) any Class A Share issued pursuant to (x) any Right outstanding on the date of this Agreement and (y) a Right, if on the date such Right was issued, the exercise, conversion exchange price per Class A Share with respect thereto was at least equal to the then Current Market Value per Class A Share and (iii) any Class A Share or Right issued as consideration when any corporation or business is acquired, merged into or becomes part of the Company or a subsidiary of the Company in an arm's-length transaction between the Company and a Person other than an Affiliate of the Company) at a price per Class A Share (determined in the case of any such Right, by dividing (x) the total amount receivable by the Company in consideration of the sale and issuance of such Right, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of Class A Shares covered by such Right) that is lower than the Current Market Value per Class A Share in effect immediately prior to such sale or issuance, then the number of Class A Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Class A Shares theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the number of Class A Shares outstanding immediately after such sale or issuance and the denominator of which shall be the number of Class A Shares outstanding immediately prior to such sale or issuance plus the number of Class A Shares which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Value per Class A Share. For purposes of this Section 4.1(c), the Class A Shares which the holder of any such Right shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such Right, plus the consideration or premiums stated in such Right to be paid for the Class A Shares covered thereby. In case the Company shall sell and issue any Right together with one or more other securities as part of a unit at a price per unit, then in determining the "price per Class A Share" and the "consideration received by the Company" for purposes of the first sentence of this Section 4.1(c), the Board shall determine, in good faith, the fair value of the Right then being sold as part of such unit. For purposes of this paragraph, a "Right" shall mean any right, option, warrant or convertible or exchangeable security containing the Right to subscribe for or acquire one or more Class A Shares, excluding the Warrants. This Section 4.1(c) shall not apply to: (i) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Class A Shares; or (ii) Class A Shares issued upon the exercise of Rights or warrants issued to all holders of Class A Shares.

            (d) Distributions of Debt, Assets, Subscription Rights or Convertible Securities. In case the Company shall make a distribution to all holders of its Class A Shares of evidences of its indebtedness, or assets, or other distributions (excluding any issuance of Class A Shares referred to in Section 4.1(a) above and excluding distributions in connection with the dissolution, liquidation or winding-up of the Company which shall be governed by
Section 4.1(j) and distributions of securities referred to in Section 4.1(a),
Section 4.1(b) or Section 4.1(c)), then, in each case, the number of Class A Shares purchasable after such record date upon the exercise of each Warrant shall be determined by multiplying the number of Class A Shares purchasable upon the exercise of such Warrant immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Value per Class A Share immediately prior to the record date for such distribution and the denominator of which shall be the Current Market Value per Class A Share immediately prior to the record date for such distribution less the then fair value (as determined in good faith by the Board) of the portion of the assets, evidence of indebtedness, cash dividends or distributions or securities so distributed attributable to one Class A Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

            (e) Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, the Exercise Price and the number of Class A Shares issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only Class A Shares so issued were the Class A Shares, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such Class A Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised.

            (f) Current Market Value. For the purposes of any computation under this Article IV, the "Current Market Value" per Class A Share or of any other security (herein collectively referred to as a "security") at any date herein specified shall be:

            (i) if the security is not registered under the Exchange Act, the value of the security (1) most recently determined as of a date within the six months preceding such date by an Independent Financial Expert selected by the Company in accordance with the criteria for such valuation set out in Section 4.1(k), or (2) if no such determination shall have been made within such six-month period or if the Company so chooses, determined as of such a date by an Independent Financial Expert selected by the Company in accordance with the criteria for such valuation set out in Section 4.1(k), or

            (ii) if the security is registered under the Exchange Act, the average of the daily market prices of the security for the 20 consecutive trading days immediately preceding such date or, if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which such security is listed or admitted, as determined by the Board, in good faith, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

            (g) Consideration Received. For purposes of any computation respecting consideration received pursuant to this Section 4.1, the following shall apply:

            (i) in the case of the issuance of Class A Shares for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

            (ii) in the case of the issuance of Class A Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board (irrespective of the accounting treatment thereof), whose determination shall be conclusive and described in reasonable detail in a board resolution which shall be provided as soon as practicable thereafter to the Holders; and

            (iii) in the case of the issuance of rights, options, warrants or securities convertible into or exchangeable for Class A Shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this Section 4.1(g)).

            (h) De Minimis Adjustments. No adjustment in the number of Class A Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1 %) in the number of Class A Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 4.1(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

            (i) Adjustment of Exercise Price. Whenever the number of Class A Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per Class A Share payable upon exercise of such Warrant shall be adjusted (calculated to the nearest $.O1) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of Class A Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Class A Shares so purchasable immediately thereafter. Following any adjustment to the Exercise Price pursuant to this Article IV, the amount payable, when adjusted, shall never be less than the par value per Class A Share at the time of such adjustment.

            If after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes in the capital of the Company, the Company shall determine the allocation of the adjusted Exercise Price between such classes of shares in a manner that the Board deems fair and equitable to the Holders. After such allocation, the exercise privilege and the Exercise Price of each class of shares shall thereafter be subject to adjustment on terms comparable to those applicable to Class A Shares in this Article IV.

            Such adjustment shall be made successively whenever any event listed above shall occur.

            (j) Consolidation. Merger. Etc. (i) Subject to the provisions of Subsection (ii) below of this Section 4.1(j), in case of the consolidation of the Company with, or merger of the Company with or into, or of the sale of all or substantially all of the properties and assets of the Company to, any Person, and in connection therewith consideration is payable to holders of Class A Shares (or other securities or property purchasable upon exercise of Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares in the capital or other securities or property (including cash) of or from the Person resulting from such consolidation or surviving such merger or to which such sale shall be made or of the parent of such Person, as the case may be, that would have been distributable or payable on account of the Class A Shares if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of Warrants shall be appropriately adjusted by the Board in good faith so as to be applicable, as nearly as may reasonably be, to any shares, other securities or any property thereafter deliverable on the exercise of the Warrants.

            (ii) Notwithstanding the foregoing, (x) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person (other than an Affiliate of the Company) and consideration is payable to holders of Class A Shares in exchange for their Class A Shares in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of the Company, then the Holders of Warrants shall be entitled to receive distributions on the date of such event pari passu with holders of Class A Shares as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and such Holder's Warrants shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay the Holders of the Warrants. After receipt of such deposit from such Person or the Company and after receipt of surrendered Warrant Certificates, the Warrant Agent shall make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants.

            (k) If required pursuant to Section 4.1(f)(i), the Current Market Value shall be deemed to be equal to the value set forth in the Value Report (as defined below) as determined by an Independent Financial Expert, which shall be selected by the Board in its sole discretion, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate. The Company shall cause the Independent Financial Expert to deliver to the Company, with a copy to the Warrant Agent, within 45 days of the appointment of the Independent Financial Expert, a value report (the "Value Report") stating the value of the Class A Shares and other securities or property of the Company, if any, being valued as of the Valuation Date and containing a brief statement as to the nature and scope of the examination or investigation upon which the determination of value was made. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders. The determination as to Current Market Value in accordance with the provisions of this Section 4.1(k) shall be conclusive on all Persons. The Independent Financial Expert shall consult with management of the Company in order to allow management to comment on the proposed value prior to delivery to the Company of any Value Report.

            (l)   [Intentionally Omitted]

            (m)   When No Adjustment Required. No adjustment need be made for:

            (i) a transaction referred to in this Section 4.1 if all Holders agree to participate in any such transaction on a basis and with notice that the Board determines to be fair and appropriate in light of the basis and notice on which holders of Class A Shares participate in such transaction;

            (ii) grants or exercises of Rights or issuances of equity securities to employees of the Company and its subsidiaries (to the extent that all such securities do not have an aggregate value in excess of 15% of the equity value of the Company, as determined in good faith by the Board);

            (iii) options, warrants or other agreements or rights to purchase capital stock of the Company entered into prior to the date of the issuance of the Warrants;

            (iv) rights to purchase Class A Shares pursuant to a Company plan for reinvestment of dividends or interest; and

            (v) a change in the par value of the Class A Shares (including a change from par value to no par value or vice versa).

            To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

            Section 4.2. Notice of Adjustment. Whenever the number of Class A Shares purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Company shall cause, so far as it is able, the Warrant Agent promptly to mail, at the expense of the Company, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of the Auditors setting forth the number of Class A Shares purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment except in the case of manifest error. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours upon reasonable notice. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of Class A Shares purchasable on exercise of the Warrants or any of the other adjustments set forth in Section 4.1, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment, or the validity or value (or the kind or amount) of any Class A Shares which may be purchasable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Class A Shares or share certificates upon the exercise of any Warrant.

            Section 4.3. Statement on Warrants. Irrespective of any adjustment in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

            Section 4.4. Notice of Consolidation, Merger. Etc. In case at any time after the date hereof and prior to 5:00 p.m. (New York City time) on the Expiration Date, there shall be any (i) consolidation or merger involving the Company or sale, transfer or other disposition of all or substantially all of the Company's property, assets or business (except a merger or other reorganization in which the Company shall be the surviving corporation and holders of Class A Shares receive no consideration in respect of their shares) or (ii) any other transaction contemplated by Section 4.1(j)(ii) above then, in any one or more of such cases, the Company shall cause to be mailed to the Warrant Agent and shall cause the Warrant Agent to mail to at Company's expense each Holder of a Warrant, at the earliest practicable time (and, in any event, not less than 20 calendar days before any date set for definitive action), notice of the date on which such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the Class A Shares and other securities, money and other property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the Class A Shares or other securities or property issuable upon exercise of the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

            Section 4.5. Fractional Interests. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Class A Shares which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Class A Shares purchasable on exercise of the Warrants so presented. The Company shall not be required to issue fractional Class A Shares upon the exercise of Warrants. If any fraction of a Class A Share would, except for the provisions of this Section 4.5, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value per Class A Share multiplied by such fraction computed to the nearest whole cent.

            Section 4.6. When Issuance or Payment May Be Deferred. In any case in which this Article IV shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Class A Shares and other shares in the capital of the Company, if any, issuable upon such exercise over and above the Class A Shares and other shares in the capital of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying such holder any amount in cash in lieu of a fractional share; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Class A Shares, other shares and cash upon the occurrence of the event requiring such adjustment.

                                    ARTICLE V

                            DECREASE IN EXERCISE PRICE

            The Board, in its sole discretion, shall have the right at any time, or from time to time, to decrease the Exercise Price of the Warrants and/or increase the number of shares issuable upon the exercise of the Warrants.

                                   ARTICLE VI

                               LOSS OR MUTILATION

            Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity or bond satisfactory to them and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and the Warrant Agent shall countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article VI, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article VI in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable by anyone and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Article VI are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

                                   ARTICLE VII

                          RESERVATION AND AUTHORIZATION

                                OF CLASS A SHARES

            The Company shall at all times maintain authorized for allotment upon the exercise of Warrants such number of its authorized but unissued Class A Shares deliverable upon exercise of Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such Class A Shares to be delivered to the Warrant Agent upon its request for delivery thereof upon the exercise of Warrants. The Company covenants that all Class A Shares of the Company that may be issued upon the exercise of the Warrants will, upon issuance, be duly authorized, validly issued, fully paid and not subject to any calls for funds and free from pre-emptive rights and all taxes, liens, charges and security interests with respect to the issue thereof.

                                  ARTICLE VIII

                WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

            Section 8.1. Transfer and Exchange. The Warrant Certificates shall be issued in registered form only. The Warrant Agent shall keep at its office a register for the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided and other appropriate data as determined by the Warrant Agent. The Company shall, upon reasonable notice to the Warrant Agent, have access to such register during the Warrant Agent's regular business hours. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

            The Warrants shall initially be issued as part of the issuance of the Units. Prior to the Separation Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Notes issued as part of such Units.

            A Holder may transfer its Warrants only by written application to the Warrant Agent stating the name of the proposed transferee and otherwise complying with the terms of this Agreement. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Warrant Agent in the register. Prior to the registration of any transfer of Warrants by a Holder as provided herein, the Company, the Warrant Agent, and any agent of the Company may treat the person in whose name the Warrants are registered as the owner thereof for all purposes and as the person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. Furthermore, any holder of a Global Warrant shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in a book-entry. When Warrant Certificates are presented to the Warrant Agent with a request to register the transfer or to exchange them for an equal amount of Warrants of other authorized denominations, the Warrant Agent shall register such transfer or make such exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute Warrant Certificates at the Warrant Agent's request. No service charge shall be made for any registration of transfer or exchange of Warrants, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrants.

            Section 8.2. Book-Entry Provisions for the Global Warrants. (a) The Global Warrants initially shall (i) be registered in the name of the Depositary for such Global Warrants or the nominee of such Depositary, (ii) be delivered to the Warrant Agent as custodian for such Depositary and (iii) bear legends as set forth in Section 2.2 hereof. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Agreement with respect to the Global Warrants held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Restricted Global Warrant, Regulation S Global Warrant or IAI Global Warrant, as the case may be, for all purposes whatsoever. Nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Warrants.

            (b) Transfers of a Global Warrant shall be limited to transfers of such Global Warrant in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Warrants may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 8.3 hereof. U.S. Certificated Warrants and Offshore Certificated Warrants shall be transferred to all beneficial owners in exchange for their beneficial interests in the Restricted Global Warrant, the Regulation S Global Warrant, or the IAI Global Warrant, as the case may be, if the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for any such Global Warrant and a successor depositary is not appointed by the Company within 90 days of such notice.

            (c) Any beneficial interest in one of the Global Warrants that is transferred to a person who takes delivery in the form of an interest in any other Global Warrant will, upon transfer, cease to be an interest in such Global Warrant and become an interest in such other Global Warrant and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Warrant for as long as it remains such an interest.

            (d) In connection with the transfer of the entire Restricted Global Warrant, Regulation S Global Warrant or IAI Global Warrant to the beneficial owners thereof pursuant to paragraph (b) of this Section 8.2, the Restricted Global Warrant, the Regulation S Global Warrant or IAI Global Warrant, as the case may be, shall be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Restricted Global Warrant, the Regulation S Global Warrant or IAI Global Warrant, as the case may be, U.S. Certificated Warrants or Offshore Certificated Warrants, as the case may be, of authorized denominations representing, in the aggregate, the number of

Warrants theretofore represented by the Restricted Global Warrant, the Regulation S Global Warrant or IAI Global Warrant, as the case may be.

            (e) Any Certificated Warrant delivered in exchange for an interest in a Global Warrant pursuant to paragraph (b) of this Section shall, except as otherwise provided by paragraph (f) of Section 8.3 hereof, bear the legend regarding transfer restrictions set forth in Section 2.2 hereof.

            (f) The registered holder of a Global Warrant may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

            Section 8.3. Special Transfer Provisions. The following provisions shall apply:

            (a) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to a QIB (excluding non-U.S. Persons):

            (i) If the Warrants to be transferred will be represented by Certificated Warrants, the Warrant Agent shall register the duly stamped transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrants for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

            (ii) (A) If the proposed transferor is an Agent Member holding a beneficial interest in the Regulation S Global Warrant or the IAI Global Warrant, upon receipt by the Warrant Agent of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and a decrease in the number of Warrants represented by the Regulation S Global Warrant or the IAI Global Warrant, as the case may be, and (B) if the proposed transferee is an Agent Member that is a QIB, and the Warrants to be transferred are represented by Certificated Warrants or an interest in the Regulation S Global Warrant or the IAI Global Warrant, upon receipt by the Warrant Agent of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants represented by the interest in the Restricted Global Warrant in an amount equal to the number of Warrants represented by the Certificated Warrants or the interest in the Regulation S Global Warrant, or the IAI Global Warrant, as the case may be, to be transferred, and the Warrant Agent shall cancel the Certificated Warrant or decrease the number of Warrants represented by the Regulation S Global Warrant or the IAI Global Warrant, as the case may be.

            (b) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to a Non-U.S. Person:

            (i) The Warrant Agent shall register any proposed duly stamped transfer of Certificated Warrants to a Non-U.S. Person only upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor.

            (ii) (A) If the proposed transferor is an Agent Member holding a beneficial interest in the Restricted Global Warrant or the IAI Global Warrant, upon receipt by the Warrant Agent of (x) the documents required by paragraph (i) and (y) instructions in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and a decrease in the number of Warrants represented by the Restricted Global Warrant or the IAI Global Warrant, as the case may be, to be transferred, and (B) if the proposed transferee is an Agent Member and the Warrants to be transferred are represented by Certificated Warrants or an interest in the Restricted Global Warrant or the IAI Global Warrant, upon receipt by the Warrant Agent of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants represented by the Regulation S Global Warrant in an amount equal to the number of Warrants represented by the Certificated Warrants or the Restricted Global Warrant or the IAI Global Warrant, as the case may be, to be transferred, and the Warrant Agent shall cancel the Certificated Warrant, if any, so transferred or decrease the number of Warrants represented by the Restricted Global Warrant or the IAI Global Warrant, as the case may be.

            (c) Transfers to Any Other Person. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to any Person not specified in paragraphs (a) and (b) above (including any Institutional Accredited Investor which is not a QIB).

            (i) The Warrant Agent shall register the duly stamped transfer of any Certificated Warrant to any such Person, whether or not such Warrant Certificate bears the Private Placement Legend, if (x) the transferor has delivered to the Warrant Agent, the Company and, if applicable, the relevant Placement Agent a certificate substantially in the form of Exhibit C-1 hereto and, if required by paragraph (d) thereof, an Opinion of Counsel to the effect set forth therein and (y) the proposed transferee has delivered to the Warrant Agent and the Company a certificate substantially in the form of Exhibit C-2 hereto if such transferee is an Institutional Accredited Investor that is not a QIB. If the transferor is an Institutional Accredited Investor that is not a QIB, then such certificate shall also be delivered to the Placement Agent through which such transfer is being made.

            (ii) (A) If the proposed transferor is an Agent Member holding a beneficial interest in the Restricted Global Warrant or the Regulation S Global Warrant (after October 3, 1997), upon receipt by the Warrant Agent, the Company and the Placement Agents of (x) the documents required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and a decrease in the number of Warrants represented by the Restricted Global Warrant or the Regulation S Global Warrant, as the case may be, to be transferred, and (B) if the proposed transferee is an Agent Member and the Warrants to be transferred are represented by Certificated Warrants or an interest in the Restricted Global Warrant or the Regulation S Global Warrant, upon receipt by the Warrant Agent of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants represented by the IAI Global Warrant in an amount equal to the number of Warrants represented by Certificated Warrants or the Restricted Global Warrant or the Regulation S Global Warrant, as the case may be, to be transferred and the Warrant Agent shall cancel the Certificated Warrant, if any, so transferred or decrease the number of Warrants represented by the Restricted Global Warrant or the Regulation S Global Warrant, as the case may be.

            (d) Each transfer of Warrants by an Institutional Accredited Investor that is not a QIB must include a representation that such transfer is hereby effected through the Placement Agent through which such transferor acquired the Warrants being transferred.

            (e) Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates not bearing the Private Placement Legend, the Warrant Agent shall deliver Warrant Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall deliver only Warrant Certificates that bear the Private Placement Legend unless there is delivered to the Warrant Agent an opinion of counsel reasonably satisfactory to the Company and its Counsel and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

            (f) General. (i) By its acceptance of any Warrants represented by a Warrant Certificate bearing the Private Placement Legend, each Holder of such Warrants acknowledges the restrictions on transfer of such Warrants set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Warrants only as provided in this Agreement. The Warrant Agent shall not register a transfer of any Warrants unless such transfer complies with the restrictions on transfer of such Warrants set forth in this Agreement. In connection with any transfer of Warrants, each Holder agrees by its acceptance of Warrants to furnish the Warrant Agent or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

            (ii) The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to Section 8.2 hereof or this
Section 8.3. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

            Section 8.4. Surrender of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Article VIII in case of an exchange, Article III hereof in case of the exercise of less than all the Warrants represented thereby or Article VI in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates as the Company may direct in writing.

                                   ARTICLE IX

                                 WARRANT HOLDERS

            Section 9.1. Warrant Holder Deemed Not a Shareholder. The Company and the Warrant Agent may deem and treat the registered Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Accordingly, the Company and/or the Warrant Agent shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any person other than such Registered Holder, whether or not it shall have express or other notice thereof. Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders and, except as otherwise provided in this Agreement, shall not be entitled to receive any notice of any proceedings of the Company.

            Section 9.2. Right of Action. All rights of action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holders of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise such Warrants in the manner provided in the Warrant Certificate representing such Warrants and in this Agreement.

                                    ARTICLE X

                                THE WARRANT AGENT

            Section 10.1. Duties and Liabilities. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound. The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any Class A Shares issued upon exercise of any Warrant, or as to the accuracy of the computation of the Exercise Price or the number or kind or amount of Class A Shares deliverable upon exercise of any Warrant or the correctness of the representations of the Company made in the certificates that the Warrant Agent receives. The

Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect to either the Exercise Price or the kind and amount of Class A Shares receivable by Holders upon the exercise of Warrants required from time to time and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculation. The Warrant Agent shall not be (a) liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith in the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates or (c) liable for any act or omission in connection with this Agreement except for its own gross negligence, bad faith or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, Chief Executive Officer or other executive director of the Company and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer; however, in its discretion, the Warrant Agent may, in lieu thereof, accept other evidence of such or may require such further or additional evidence as it may deem reasonable. The Warrant Agent shall not be liable for any action taken with respect to any matter in the event it requests instructions from the Company as to that matter and does not receive such instructions within a reasonable period of time after the request therefor.

            The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees; provided due care has in the appointment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof unless first indemnified to its reasonable satisfaction. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

            The Company will perform, execute, acknowledge and deliver or cause to be delivered all such further acts, instruments and assurances as are consistent with this Agreement and as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

            The Warrant Agent shall act solely as agent of the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

            Section 10.2. Right to Consult Counsel. The Warrant Agent may at any time consult with legal counsel (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

            Section 10.3. Compensation: Indemnification. The Company agrees promptly to pay the Warrant Agent from time to time and in any case within 30 days of receipt of an invoice, compensation for its services hereunder as the Company and the Warrant Agent may agree from time to time, and to reimburse it upon its request for reasonable fees or expenses and reasonable counsel fees and expenses incurred in connection with the execution and administration of this Agreement, and further agrees to indemnify the Warrant Agent and save it harmless against any losses, liabilities or expenses arising out of or in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of investigating or defending any claim of such liability, except that the Company shall have no liability hereunder to the extent that any such loss, liability or expense results from the Warrant Agent's own gross negligence, bad faith or willful misconduct. The obligations of the Company under this Section 10.3 shall survive the exercise and the expiration of the Warrants, the termination of this Agreement and the resignation or removal of the Warrant Agent in respect of services or expenses incurred in connection with the Warrants or this Agreement.

            Section 10.4. No Restrictions on Actions. Nothing in this Agreement shall be deemed to prevent the Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent from buying, selling or dealing in any of the Warrants or other securities of the Company or becoming pecuniarily interested in transactions in which the Company may be interested, or contracting with or lending money to the Company or otherwise acting as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

            Section 10.5. Discharge or Removal: Replacement Warrant Agent. The Warrant Agent may resign from its position as such and be discharged from all further duties and liabilities hereunder (except liability arising as a result of the Warrant Agent's own gross negligence, bad faith or willful misconduct), after giving one month's prior written notice to the Company. The Company may at any time remove the Warrant Agent upon one month's written notice specifying the date when such discharge shall take effect, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall mail to each Holder of a Warrant, at the Company's expense, a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. After 30 calendar days from receipt of, or giving, notice, as the case may be, and pending appointment of a successor to the original Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company doing business under the laws of the United States or any state thereof in good standing and having a combined capital and surplus of not less than $25,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; however, the original Warrant Agent shall in all events deliver and transfer to the successor Warrant Agent all property (including, without limitation, documents and recorded information), if any, at the time held hereunder by the original Warrant Agent and if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall file notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed by the successor Warrant Agent to each Holder of a Warrant. Failure to give any notice provided for in this Section 10.5, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be. No Warrant Agent hereunder shall be liable for any acts or omissions of any successor Warrant Agent.

            Section 10.6. Successor Warrant Agent. Any corporation into which the Warrant Agent or any new warrant agent may be merged or converted, or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation succeeding to all or substantially all the corporate agency business of the Warrant Agent, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 10.5 hereof. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed to each Holder of a Warrant.

                                   ARTICLE XI

                                  MISCELLANEOUS

            Section 11.1. Monies Deposited with the Warrant Agent. The Warrant Agent shall not be required to pay interest on any monies deposited pursuant to the provisions of this Agreement except such as it shall agree in writing with the Company to pay thereon. Any monies, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such monies, securities or other property shall have been deposited; but such monies, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law. Any monies, securities or other property deposited with the Warrant Agent for payment or distribution to the Holders that remains unclaimed for one year after the date the monies, securities or other property was deposited with the Warrant Agent shall be delivered to the Company upon its request therefor.

            Section 11.2. Payment of Taxes. Subject to Article VI hereof, all Class A Shares issuable upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of England and Wales and the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than income taxes imposed on the Holders). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Class A Shares (including other securities or property issuable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

            Section 11.3. No Merger. Consolidation or Sale of Assets of the Company. Except as otherwise provided herein, the Company will not merge into or consolidate with any other Person, or sell or otherwise transfer its property, assets and business substantially as an entirety to a successor of the Company, unless the Person resulting from such merger or consolidation, or such successor of the Company, shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement or contained in the Warrants to be performed and observed by the Company.

            Section 11.4. Reports to Holders. At all times from and after the earlier of (i) the Separation Date and (ii) June 1, 1997, in either case, whether or not the Company is then required to file reports with the Commission, the Company shall file with the Commission all such reports and other information it would be required to file with the Commission by Section 13(a) or 15(d) under the Exchange Act if it were subject thereto. The Company shall supply the Warrant Agent and each Holder or shall supply to the Warrant Agent for forwarding to each such Holder, without cost to such Holder, copies of such reports and other information. In addition, at all times prior to the earlier of the Separation Date and June 1, 1997, the Company shall, at its cost, deliver to each Holder quarterly and annual reports substantially equivalent to those which would be required by the Exchange Act. In addition, at all times, upon the request of any Holder or any prospective purchaser of the Warrants designated by a Holder, the Company shall supply to such Holder or such prospective purchaser the information required under Rule 144A under the Securities Act.

            Section 11.5. Notices: Payment. (a) Except as otherwise provided in
Section 12.5(b) hereof, any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed, if sent by first class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder's last known address appearing on the register of the Company maintained by the Warrant Agent and to the Company or the Warrant Agent as follows:

                  To the Company:

                  RSL Communications, Ltd.
                  Clarendon House
                  Church Street
                  Hamilton HM CX Bermuda
                  Attention: President

                  To the Warrant Agent:

                  The Chase Manhattan Bank
                  450 West 33rd Street
                  New York, New York 10001-2697
                  Attention: Global Trust Services Department

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

            (b) Payment of the Exercise Price should be made in accordance with the provisions of this Agreement at the office of the Warrant Agent set forth above.

            (c) Any notice required to be given by the Company to the Holders shall be made by mailing by registered mail, return receipt requested, to the Holders at their last known addresses appearing on the register maintained by the Warrant Agent. The Company hereby irrevocably authorizes the Warrant Agent, in the name and at the expense of the Company, to mail any such notice upon receipt thereof from the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

            Section 11.6. Agent for Service; Submission to Jurisdiction; Waiver of Immunities; Governing Law. By the execution and delivery of this Agreement, the Company (i) represents that it has designated and appointed RSL Communications N. America, Inc. ("RSLNA") 767 Fifth Avenue, Suite 4300, New York, N.Y. 10153, as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Warrants or this Agreement that may be instituted in any federal or state court in the State of New York, Borough of Manhattan, or brought under federal or state securities laws or brought by the Warrant Agent, and that RSLNA has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon RSLNA and written notice of said service to the Company (mailed or delivered to its President at its principal office as specified in Section 11.05) shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of RSLNA in full force and effect so long as this Agreement shall be in full force and effect or any of the Warrants shall be outstanding.

            To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the Warrants, to the extent permitted by law.

            With respect to the Company, this Agreement shall be governed by the laws of Bermuda and the Company hereby submits to the jurisdiction of the courts of Bermuda. With respect to the Warrant Agent, this Agreement shall be governed by the laws of New York and the Warrant Agent hereby submits to the jurisdiction of the courts of New York.

            Section 11.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

            Section 11.8. Counterparts. This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

            Section 11.9. Amendments. The Warrant Agent may, without the consent or concurrence of the Holders of the Warrants, by supplemental agreement or otherwise, join with the Company in making any changes or corrections in this Agreement that (a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained or (b) add to the covenants and agreements of the Company in this Agreement further covenants and agreements of the Company thereafter to be observed, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided that in either case such changes or corrections do not and will not adversely affect, alter or change the rights, privileges or immunities of the Holders of Warrants. Upon the Warrant Agent's request, the Company shall promptly provide an Officer's Certificate and Opinion of Counsel which provide all conditions precedent to adoption of an amendment that have been satisfied.

            Section 11.10. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

            Section 11.11. Class A Shares Legend. Unless and until the Class A Shares issuable upon the exercise of the Warrants are registered under the Securities Act, or unless otherwise agreed by the Company and the Holder thereof, such Class A Shares will bear a legend to the following effect:

      THE CLASS A SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT),
      (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THESE CLASS A SHARES FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THE CLASS A SHARES EVIDENCED HEREBY IN AN OFFSHORE

      TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR
      (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d), IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO THE TRANSFER OF THE CLASS A SHARES EVIDENCED HEREBY, RESELL OR OTHERWISE TRANSFER THE CLASS A SHARES EVIDENCED HEREBY EXCEPT (A) TO RSL COMMUNICATIONS, LTD. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRANSFER AGENT AND REGISTRAR A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE CLASS A SHARES EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR) AND, IF REQUESTED BY RSL COMMUNICATIONS, LTD., AN OPINION OF COUNSEL ACCEPTABLE TO RSL COMMUNICATIONS, LTD. AND ITS COUNSEL THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE LAWS AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM ANY CLASS A SHARE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE CLASS A SHARES EVIDENCED HEREBY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER AGENT AND REGISTRAR. EACH INSTITUTIONAL ACCREDITED INVESTOR THAT IS NOT A QIB WILL BE REQUIRED TO EFFECT ANY TRANSFER OF CLASS A SHARES (OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT) THROUGH ONE OF MORGAN STANLEY & CO. INCORPORATED, BEAR, STEARNS & CO. INC. OR DILLON,

      READ & CO. INC. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE AGREEMENT BETWEEN RSL COMMUNICATIONS, LTD. AND THE TRANSFER AGENT AND REGISTRAR CONTAINS A PROVISION REQUIRING THE TRANSFER AGENT AND REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THESE CLASS A SHARES IN VIOLATION OF THE FOREGOING RESTRICTIONS.

            Section 11.12. Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Warrant Agent, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. By acquiring Warrants, each Holder agrees to be bound by the obligations of Holders generally as set forth herein and as such obligations may be applicable to such Holder.

            Section 11.13. Termination. Except as otherwise specified herein, this Agreement shall terminate at 5:00 p.m. (New York City time) on the tenth anniversary of the Closing Date. Notwithstanding the foregoing, this Agreement shall terminate on any earlier date as of which all Warrants have been exercised.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.

                                   RSL COMMUNICATIONS, LTD.


                                   By:__________________________________________
                                      Name:
                                      Title:

                                   THE CHASE MANHATTAN BANK, as Warrant Agent


                                   By:__________________________________________
                                      Name:
                                      Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.

                                   RSL COMMUNICATIONS, LTD.


                                   By: /s/ Itzhak Fisher
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   THE CHASE MANHATTAN BANK, as Warrant Agent


                                   By: /s/ James D. Heaney
                                      ------------------------------------------
                                      Name: James D. Heaney
                                      Title: Vice President

                                                                       EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

                            RSL COMMUNICATIONS, LTD.

                                                 [CUSIP] [CINS] [ISIN] No. _____

No. ___

                       WARRANTS TO PURCHASE CLASS A SHARES

            This certifies that ____________, or its registered assigns, is the owner of the number of Warrants set forth above, each of which represents the right to purchase, after [_______________], 1997, from RSL COMMUNICATIONS, LTD., a Bermuda corporation (the "Company"), Class A common shares, par value $.O1 per share, of the Company (the "Class A Shares") at an exercise price (the "Exercise Price") of $.O1 per Class A Share (subject to adjustment as provided in the Warrant Agreement hereinafter referred to below), upon surrender hereof at the office of The Chase Manhattan Bank, or to its successor, as the warrant agent under the Warrant Agreement (any such warrant agent being herein called the "Warrant Agent"), with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full by wire transfer or by certified or official bank or bank cashier's check payable to the order of the Company.

            This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of October 3, 1996 (the "Warrant Agreement"), between the Company and The Chase Manhattan Bank, as Warrant Agent, and a Registration Rights Agreement dated as of October 3, 1996 (the "Warrant Registration Rights Agreement"), between the Company and The Chase Manhattan Bank, as warrant agent, and is subject to the Memorandum of Association and Bye-laws of the Company and to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The terms of the Warrant Agreement and the Warrant Registration Rights Agreement are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement and the Warrant Registration Rights Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement and the Warrant Registration Rights Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement and the Warrant Registration Rights Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement and the Warrant Registration Rights Agreement shall have the meanings assigned to them in such agreements.

            Copies of the Warrant Agreement and the Warrant Registration Rights Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

            The Chase Manhattan Bank
            450 West 33rd Street
            New York, New York 10001-2697

            Attention: Global Trust Services Department

            If the Company merges or consolidates with or into, or sells all or substantially all of its property and assets to, another Person and the consideration received by holders of Class A Shares consists solely of cash, the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Class A Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price).

            The number of Class A Shares purchasable upon the exercise of each Warrant and the price per share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the immediately preceding paragraph, in the event the Company merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of capital stock or other securities or the amount of money and other property which the holder of an Class A Share (or other securities or property issuable upon exercise of a Warrant) is entitled to receive upon completion of such merger, consolidation or sale.

            As to any final fraction of a share which the same Holder of one or more Warrant Certificates would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

            Subject to Article VI of the Warrant Agreement, all Class A Shares issuable by the Company upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of the England and Wales and the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than income taxes imposed on the Holders). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Class A Shares (including other securities or property issuable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

            Subject to the restrictions on and conditions to transfer set forth in Article VIII of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of the Company maintained by the Warrant Agent for such purpose at the Warrant Agent's office in New York, New York, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and by such other documentation required pursuant to the Warrant Agreement and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will sign and issue and the Warrant Agent will countersign and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. Accordingly, the Company and/or the Warrant Agent shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any person other than such Registered Holder, whether or not it shall have express or other notice thereof.

            This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose in New York, New York for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

            Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders, to receive any distributions, to exercise any pre-emptive right or to receive any notice of meetings of shareholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

            This Warrant Certificate shall be void and all rights evidenced hereby shall cease on October 3, 2006, unless sooner terminated by the liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with, or sale of the Company to, another Person or unless such date is extended as provided in the Warrant Agreement.

            The Company hereby designates and appoints RSL Communications N. America, Inc. ("RSLNA"), 767 Fifth Avenue, Suite 4300, New York, NY 10153, as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Warrants or the Warrant Agreement that may be instituted in any federal or state court in the State of New York, Borough of Manhattan, or brought under federal or state securities laws or brought by the Warrant Agent, and that RSLNA has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon RSLNA and written notice of said service to the Company (mailed or delivered to its President at its principal office as specified in Section 11.05 of the Warrant Agreement) shall be deemed in every respect effective service of process upon it in any such suit or proceeding.

            To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under the Warrant Agreement and the Warrants, to the extent permitted by law.

            With respect to the Company, this Agreement shall be governed by the laws of Bermuda and the Company hereby submits to the jurisdiction of the courts of Bermuda. With respect to the Warrant Agent, this Agreement shall be governed by the laws of New York and the Warrant Agent hereby submits to the jurisdiction of the courts of New York.

            This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated: ______________

                                          RSL COMMUNICATIONS, LTD.


                                          By:___________________________________
                                             Name:
                                             Title:

Countersigned:

THE CHASE MANHATTAN BANK,
   as Warrant Agent


By: ____________________________
      Authorized Officer

                     FORM OF REVERSE OF WARRANT CERTIFICATE

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

To:   The Chase Manhattan Bank, as Warrant Agent
      450 West 33rd Street
      New York, New York 10001

            The undersigned irrevocably exercises [_____________] of the Warrants represented by this Warrant Certificate and herewith makes payment of $[______] (such payment being by wire transfer or by certified or official bank or bank cashier's check payable to the order or at the direction of RSL Communications, Ltd.), all at the exercise price and on the terms and conditions specified in this Warrant Certificate and in the Warrant Agreement and the Warrant Registration Rights Agreement referred to herein and surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Class A shares, par value $.01 per share, of RSL Communications, Ltd. (the "Class A Shares") deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

                  [THE FOLLOWING PROVISION TO BE INCLUDED ONLY ON OFFSHORE
                     CERTIFICATED WARRANTS]

                  The undersigned certifies that:

                                    Check One

                  [_] (a) (i) it is not a U.S. person (as defined in Rule 902 of Regulation S under the Securities Act) and the Warrants are not being exercised on behalf of a U.S. person.

                                       or

                  [_] (ii) it is furnishing to the Warrant Agent a written opinion of counsel to the effect that the Warrants and the Class A Shares issuable upon exercise of the Warrants have been registered under the Securities Act or are exempt from registration thereunder.

and (b) if an opinion is not being furnished, the undersigned is located outside the United States at the time of the exercise hereof.

Dated:                                      ________________________________
                                            (Signature of Owner)

                                            ________________________________
                                            (Street Address)

                                            ________________________________
                                            (City)    (State)    (Zip Code)

                                            Signature Guaranteed By:

                                            ________________________________

Securities and/or check or other property to be issued or delivered to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                               FORM OF ASSIGNMENT


            In consideration of monies or other valuable consideration received from the Assignee(s) named below, the undersigned registered Holder of this Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s): ____________________________________________

Address: ___________________________________________________________

No. of Warrants: ___________________________________________________

Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint ________________________ the undersigned's attorney to make such transfer on the books of __________________ maintained for the purposes, with full power of substitution in the premises.

                 [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL
               CERTIFICATES EXCEPT OFFSHORE CERTIFICATED WARRANTS]

            In connection with any transfer of Warrants, the undersigned confirms that without utilizing any general solicitation or general advertising that:

[Check One]


[_]   (a)   these Warrants are being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[_]   (b)   these Warrants are being transferred other than in accordance with
            (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Warrant Agreement.

      (ii) These Warrants are being transferred pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended.

      (iii) If the undersigned is an Institutional Accredited Investor that is not a QIB, the undersigned certifies that the transfer of Warrants pursuant hereto is being effected through the Placement Agent through which the undersigned acquired such Warrants. Such Placement Agent is:

[Check One]

[_]   (a) Morgan Stanley & Co. Incorporated

                                       or

[_]   (B) Bear, Stearns & Co. Inc.

                                       or

[_]   (c) Dillon, Read & Co. Inc.

If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Warrants in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article VIII of the Warrant Agreement shall have been satisfied.

Dated:                                      ________________________________
                                            (Signature of Owner)

                                            ________________________________
                                            (Street Address)

                                            ________________________________
                                            (City)    (State)    (Zip Code)

                                            Signature Guaranteed By:

                                            ________________________________

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

            The undersigned represents and warrants that it is purchasing the Warrant(s) for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding RSL Communications, Ltd. as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________


                                  ______________________________________________
                                  [NOTE: To be executed by an executive officer]

                                                                       EXHIBIT B

                       Form of Certificate to be Delivered
                               in Connection with
                       Transfers Pursuant to Regulation S

                                                              [Date]


The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001-2697
Attention: Corporate Trustee Administration Department

Re:   RSL Communications, Ltd.
      (the "Company") Warrants to Purchase
      Class A Shares (the "Warrants")

Ladies and Gentlemen:

            In connection with our proposed sale of [ ] Warrants, we confirm that either (i) we are an Institutional Accredited Investor that is a QIB or
(ii) we are an Institutional Accredited Investor that is not a QIB and the sale of such Warrants by us is being made through the Placement Agent through which we acquired such Warrants and such Placement Agent is:

[Check One]

[_]   (a) Morgan Stanley & Co. Incorporated

                                       or

[_]   (B) Bear, Stearns & Co. Inc.

                                       or

[_]   (c) Dillon, Read & Co. Inc.

In addition, we hereby certify that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

            (1) the offer of the Warrants was not made to a person in the United States and not to a U.S. Person (as defined in Regulation S under the Securities Act);

            (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

            (3) no directed selling efforts (as such term is defined in Rule 902(b) of Regulations S under the Securities Act) have been made by us, any of our affiliates or any persons acting on our behalf in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, as applicable; and

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                                  Very truly yours,

                                                  [Name of Transferor] By:

                                               By:______________________________
                                                  Authorized Signature

                                                                     EXHIBIT C-1

                            Form of Certificate to be
                   Delivered by Transferor in Connection with
                 Transfers to Institutional Accredited Investors

                                                           [Date]

RSL Communications, Ltd.
Clarendon House
Church Street
Hamilton HMCX Bermuda
Attention: President

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001-2697
Attention: Corporate Trustee Administration Department

[CHECK ONE IF TRANSFEROR IS AN INSTITUTIONAL ACCREDITED INVESTOR]

             In connection with our proposed transfer of _______________ aggregate number of Warrants, we hereby certify that the transfer of such Warrants by us to _______________ is being made through the Placement Agent through which we acquired the Warrants being transferred in connection herewith.

The Placement Agent through which this transfer is being made, and that is receiving this certificate, is:

        [_] Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036

        [_] Bear, Stearns & Co. Inc.
            245 Park Avenue
            New York, New York 10167

        [_] Dillon, Read & Co. Inc.
            535 Madison Avenue
            New York, New York 10022

Re:  Warrants (the "Warrants") to Purchase
     Class A Shares of RSL Communications, Ltd. (the "Company")

                                      C-1-2

Ladies and Gentlemen:

            We hereby certify that such transfer is being effected in compliance with the transfer restrictions applicable to the Warrants or interests therein transferred pursuant to and in accordance with the Securities Act, and accordingly we hereby further certifies that (check one):

      (a) [_] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

      (b) [_] such transfer is being effected to the Company or a subsidiary thereof;

                                       or

      (c) [_] such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

      (d) [_] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and we hereby further certify that such transfer complies with the transfer restrictions applicable to the Warrants or interests therein transferred to Institutional Accredited Investors and in accordance with the requirements of the exemption claimed, which certification is supported by, if such transfer is after the Separation Date, an Opinion of Counsel provided by us or the transferee (a copy of which we have attached to this certification), to the effect that (a) such transfer is in compliance with the Securities Act and such (b) such transfer complies with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred Warrants or interests therein will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Warrant and in the Warrant Agreement and the Securities Act.

                                              Very truly yours,

                                              [Name of Transferor]


                                              By:_______________________________
                                                 Authorized Signatory

                                                                     EXHIBIT C-2

                            Form of Certificate to be
                   Delivered By Transferees in Connection with
                 Transfers to Institutional Accredited Investors

                                                         [Date]

RSL Communications, Ltd.
Clarendon House
Church Street
Hamilton HM CX Bermuda
Attention: President

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001-2697
Attention: Corporate Trustee Administration Department

Re:    Warrants (the "Warrants") to Purchase
       Class A Shares of
       RSL Communications, Ltd. (the "Company")

Dear Sirs:

            In connection with our proposed purchase of ___________ aggregate number of Warrants, we confirm that:

            1. We understand that any subsequent transfer of the Warrants, any interest therein or the Class A Shares issuable upon exercise of any Warrant (the "Warrant Shares") is subject to certain restrictions and conditions set forth in the Warrant Agreement dated as of October 3, 1996 relating to the Warrants (the "Warrant Agreement") and the Warrant Registration Rights Agreement dated October 3, 1996 relating to the Warrants (the "Warrant Registration Rights Agreement") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants or Warrant Shares except in compliance with, such restrictions and conditions and the U.S. Securities Act of 1933, as amended (the "Securities Act").

            2. We understand that the Warrants represented by this Warrant Certificate and, as of the date this Warrant Certificate was originally issued, the Warrant Shares have not been registered under the Securities Act, and accordingly may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, U.S. Persons except as set forth in the following sentence. We agree that we

                                      C-2-2

      will not, within the time period referred to under Rule 144(k) of the Securities Act (taking into account the provisions of Rule 144(d) under the Securities Act, if applicable) under the Securities Act as in effect on the date of the transfer of this Warrant, resell or otherwise transfer the Warrants represented by this Warrant Certificate except (a) to RSL Communications, Ltd. or any subsidiary thereof, (B) to a qualified institutional buyer in compliance with Rule 144A under the Securities Act,
      (c) outside the United States in an offshore transaction in compliance with Rule 904 under the Securities Act, (d) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available),
      (e) to an institutional accredited investor that, prior to such transfer, furnishes to you, to the Company and, in the case of the Warrant Shares, to the transfer agent and registrar therefor, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Warrants represented by this Warrant certificate (the form of which letter can be obtained from the Warrant Agent) and an opinion of counsel acceptable to RSL communications, Ltd. and its counsel that such transfer is in compliance with the Securities Act or (f) pursuant to an effective registration statement under the Securities Act and, in each case, in accordance with applicable state securities laws.

            3. We understand that, on any proposed resale of any Warrants, any interest therein or Warrant Shares, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect.

            4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period of time.

            5. We are acquiring the Warrants purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                                      C-2-3

            You, the Company and, if applicable, the transfer agent and registrar for the Warrant Shares are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                              Very truly yours,

                                              [Name of Transferee]


                                              By:_______________________________
                                                 Authorized Signature

                                   SCHEDULE I

LIST OF FINANCIAL EXPERTS

Alex, Brown & Sons
Bear, Stearns & Co., Inc.
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Lazard Freres & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Inc.
Salomon Brothers Inc
Lehman Brothers